Exhibit 99.3

Case 1:21-cv-00465 Document 1 Filed 01/19/21 Page 1 of 16

IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

JOSEPH SHERIDAN, Plaintiff, v. ANWORTH MORTGAGE ASSET CORPORATION, JOSEPH E. MCADAMS, LLOYD MCADAMS, JOE E. DAVIS, ROBERT C. DAVIS, MARK S. MARON, DOMINIQUE MIELLE, RC MERGER SUBSIDIARY, LLC, and READY CAPITAL CORPORATION, Defendants,	Civil Action No. **COMPLAINT FOR VIOLATIONS OF SECTIONS 14(a) AND 20(a) OF THE SECURITIES EXCHANGE ACT OF 1934** **JURY TRIAL DEMAND**

Plaintiff Joseph Sheridan ("Plaintiff") alleges the following upon information and belief, including investigation of counsel and review of publicly available information, except as to those allegations pertaining to Plaintiff, which are alleged upon personal knowledge:

NATURE OF THE ACTION

1. Plaintiff brings this action against Anworth Mortgage Asset Corporation ("Anworth Mortgage" or the "Company") and Anworth Mortgage's Board of Directors (the "Board" or the "Individual Defendants") for their violations of Section 14(a) and 20(a) of the Securities Exchange Act of 1934, 15.U.S.C. §§ 78n(a), 78t(a), and SEC Rule 14a-9, 17 C.F.R. 240.14a-9, arising out of the Board's attempt to sell the Company to Ready Capital Corporation through its wholly-owned subsidiary RC Merger Subsidiary, LLC (collectively "Ready Capital").

2. Defendants have violated the above-referenced Sections of the Exchange Act by causing a materially incomplete and misleading registration statement (the "S-4") to be filed with

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the Securities and Exchange Commission (“SEC”) on January 4, 2021. The S-4 recommends that Anworth Mortgage stockholders vote in favor of a proposed transaction (the “Proposed Transaction”) whereby Anworth Mortgage is acquired by Ready Capital. The Proposed Transaction was first disclosed on December 7, 2020, when Anworth Mortgage and Ready Capital announced that they had entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which each share of Anworth Mortgage common stock will be exchanged for $0.61 and 0.1688 shares of Ready Capital common stock (the “Merger Consideration”). The deal is expected to close by the end of the first quarter of 2021. The S-4 is materially incomplete and contains misleading representations and information in violation of Sections 14(a) and 20(a) of the Exchange Act. Specifically, the S-4 contains materially incomplete and misleading information concerning the sales process, financial projections prepared by Anworth Mortgage management, as well as the financial analyses conducted by Credit Suisse Securities (USA) LLC (“Credit Suisse”), Anworth Mortgage’s financial advisor. For these reasons, and as set forth in detail herein, Plaintiff seeks to enjoin Defendants from taking any steps to consummate the Proposed Transaction, including filing an amendment to the S-4 with the SEC or otherwise causing an amendment to the S-4 to be disseminated to Anworth Mortgage’s stockholders, unless and until the material information discussed below is included in any such amendment or otherwise disseminated to Anworth Mortgage’s stockholders. In the event the Proposed Transaction is consummated without the material omissions referenced below being remedied, Plaintiff seeks to recover damages resulting from the Defendants’ violations.

PARTIES Plaintiff is, and has been at all relevant times, the owner of shares of common stock of Anworth Mortgage. Defendant Anworth Mortgage is a corporation organized and existing under the laws of the State of Maryland. The Company’s principal executive offices are located at 1299 Ocean Avenue, 2nd Floor, Santa Monica, California 90401. Anworth Mortgage common stock trades on NYSE under the ticker symbol “ANH.” Defendant Joseph E. McAdams has been President of the Company since 2016, CEO and Chairman of the Board since 2018, Chief Investment Officer since 2003, and a director of the Company since 2002. Defendant Lloyd McAdams has been a director of the Company since 1997. Defendant L. McAdams served as President of the Company until 2016, and served as CEO and Chairman until 2018. Defendant Joe E. Davis has been a director of the Company since 1997. Defendant Robert C. Davis has been a director of the Company since 2005. Defendant Mark S. Maron has been a director of the Company since 2014. Defendant Dominique Mielle has been a director of the Company since 2018. Defendants J. McAdams, L. McAdams, J. Davis, R. Davis, Maron and Mielle are collectively referred to herein as the “Board” or “Individual Defendants.” Defendant Ready Capital Corporation is a Maryland corporation. Ready Capital’s principal executive offices are located at 1251 Avenue of the Americas, 50th Floor, New York, New York 10020. Ready Capital common stock trades on NYSE under the ticker symbol “RC.” Defendant RC Merger Subsidiary, LLC is a Delaware limited liability company and is a wholly owned subsidiary of Ready Capital Corporation. JURISDICTION AND VENUE This Court has subject matter jurisdiction pursuant to Section 27 of the Exchange Act (15 U.S.C. § 78aa) and 28 U.S.C. § 1331 (federal question jurisdiction) as Plaintiff alleges violations of Section 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9. Personal jurisdiction exists over each Defendant either because the Defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over Defendant by this Court permissible under traditional notions of fair play and substantial justice. Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391, because: (i) a significant amount of the conduct at issue took place and had an effect in this District; and (ii) Ready Capital has its principal executive offices located in this District. FURTHER SUBSTANTIVE ALLEGATIONS Background of the Company and the Proposed Transaction Anworth Mortgage is a real estate investment trust (“REIT”) that finances, manage and invests in residential mortgage loans and residential mortgage-backed securities that are “investment grade” or guaranteed by federally sponsored enterprises. The Company is managed by Anworth Management, LLC (the “Manager”), which is supervised and directed by the Board. The Manager conducts all of Anworth Mortgage’s daily operations. Defendant L. McAdams is the Managing Member of the Manager, and Defendant J. McAdams is a member of the Manager. On December 6, 2020, the Company entered into the Merger Agreement with Ready Capital.

According to the press release issued on December 7, 2020 announcing the Proposed Transaction: READY CAPITAL AND ANWORTH MORTGAGE ASSET CORPORATION ANNOUNCE MERGER TRANSACTION - Transaction Will Create a Scaled Commercial Mortgage REIT with a Combined Capital Base in Excess of $1 Billion and a Diversified Investment Portfolio - - Substantially Improved Operating Leverage Due to Increased Scale - - Investment Portfolio Redeployment to Drive Long-Term Earnings Accretion - New York, NY, & Santa Monica, CA, December 7, 2020 /PRNewswire/ – Ready Capital Corporation (NYSE:RC) (“Ready Capital”), a multi-strategy real estate finance company that originates, acquires, finances and services small-to medium-sized balance commercial loans, and Anworth Mortgage Asset Corporation (NYSE:ANH) (“Anworth”), a specialty finance REIT that focuses primarily on investments in residential mortgage-backed securities, announced today that they have entered into a definitive merger agreement pursuant to which Ready Capital will combine with Anworth. The combined company is expected to have a pro forma equity capital base in excess of $1 billion. The combination is expected to enhance shareholder liquidity and provide for increased operating leverage across the larger equity base. Under the terms of the merger agreement, each share of Anworth common stock will be converted into 0.1688 shares of Ready Capital common stock and $0.61 of cash consideration. Based on Ready Capital’s closing stock price on Friday, December 4, 2020, the implied offer price is $2.94 per share. Upon the closing of the merger, Ready Capital stockholders are expected to own approximately 76% of the combined company’s stock, while Anworth stockholders are expected to own approximately 24% of the combined company’s stock. Ready Capital will also assume Anworth’s three outstanding series of preferred stock. In connection with the merger, Waterfall Asset Management, LLC (“Waterfall”), Ready Capital’s external manager, has agreed to reduce the base management fee it charges Ready Capital by an aggregate of $4 million over the four quarters immediately following the closing of the transaction. Based on the closing prices of Ready Capital’s common stock on December 4, 2020, the market capitalization of the combined company would be approximately $984 million. The combined company will operate under the name Ready Capital and its shares are expected to continue trading on the New York Stock Exchange under the existing ticker symbol “RC”. “This merger highlights our continued focus on establishing Ready Capital as an industry-leading mortgage REIT, with the scale and financial resources to pursue compelling risk-adjusted returns across its diversified investment platform,” stated

Ready Capital Chairman and Chief Executive Officer Thomas Capasse. “The combined company will be in a more formidable position to execute its business plan, improve operating and cost efficiencies, and continue growth in a prudent and profitable manner.” Anticipated Benefits to Ready Capital and Anworth Stockholders from the Merger Management, Governance and Corporate Headquarters Upon completion of the merger, Ready Capital’s Chairman and Chief Executive Officer Thomas Capasse will lead the company and Ready Capital executives Jack Ross, Thomas Buttacavoli, Andrew Ahlborn and Gary Taylor will remain in their current roles. The combined company will be headquartered in New York, New York. The Board of the combined company is expected to have eight directors, consisting of Ready Capital’s existing seven directors and one independent director from Anworth’s current Board. Timing and Approvals The transaction has been unanimously approved by each of the Boards of Directors of Ready Capital and Anworth. The transaction is expected to close by the end of the first quarter of 2021, subject to the respective approvals by the stockholders of Anworth and Ready Capital and other customary closing conditions. The Materially Incomplete and Misleading S-4 The Individual Defendants must disclose all material information regarding the Proposed Transaction to Anworth Mortgage stockholders so that they can make a fully informed decision whether to vote in favor of the Proposed Transaction. On January 4, 2021, Defendants filed the S-4 with the SEC. The purpose of the S-

4 is, inter alia, to provide the Company’s stockholders with all material information necessary for them to make an informed decision on whether to vote in favor of the Proposed Transaction. However, significant and material facts were not provided to Plaintiff and the other Anworth Mortgage stockholders. Without such information, Plaintiff and the Anworth Mortgage stockholders cannot make a fully informed decision concerning whether to vote in favor of the Proposed Transaction. Materially Misleading Statements/Omissions Regarding the Management-Prepared Financial Forecasts The S-4 discloses management-prepared financial projections for the Company which are materially misleading. The S-4 indicates that in connection with the rendering of Credit Suisse’s fairness opinion, Credit Suisse reviewed “financial forecasts relating to Anworth [Mortgage] for the fiscal years ending December 31, 2020 through December 31, 2023 . . . prepared and provided to Credit Suisse by the Anworth Manager [Anworth Management LLC].” Accordingly, the S-4 should have, but failed to, provide certain information in the projections that Anworth Mortgage’s manager provided to the Board and Credit Suisse. Notably, Defendants failed to disclose all the line items used to calculate core earnings per share for Anworth and Ready Capital. The S-4 also fails to disclose the distributed cash flows for Anworth Mortgage from the fourth quarter of 2020 through December 31, 2023, and the distributed cash flows of Ready Capital from the fourth quarter of 2020 through December 31, 2025. Further, the S-4 fails to disclose Anworth Mortgage’s estimated book value as of December 31, 2023 and Ready Capital’s estimated book value as of December 31, 2025. This omitted information is necessary for Plaintiff and the Anworth Mortgage stockholders to make an informed decision on whether to vote in favor of the Proposed Transaction.

Materially Incomplete and Misleading Disclosures Concerning Credit Suisse’s Financial Analyses Finally, with respect to the Selected Public Companies Analysis, the S-4 fails to disclose the objective selection criteria for each company, as well as the multiples for TBVPS for each company. The S-4 also fails to disclose the basis for selecting multiples of tangible book value to apply to Anworth Mortgage’s TBVPS that are below the median multiple. Second, with respect to the Selected Precedent Transactions Analysis, the S-4 fails to disclose the objective selection criteria for each transaction, the enterprise values for each of the selected transactions, as well as the multiples for TBVPS for each company. With respect to the Dividend Discount Analysis, the S-4 fails to disclose: (i) the terminal values for Anworth Mortgage and Ready Capital; (ii) the basis for applying a range of TBVPS multiples of 0.70x to 0.90x to Anworth Mortgage; (iii) the basis for applying a range of TBVPS multiples of 0.80x to 1.00x to Ready Capital; and (iii) the inputs and assumptions behind selecting discount rates of 9.0% to 14.0% for Anworth Mortgage, and 9.0% to 13.0% for Ready Capital. Materially Incomplete and Misleading Disclosures Concerning the Flawed Process The S-4 also fails to disclose material information concerning the sales process. For example, in July 2019, the Board formed the Strategic Review Committee. After discussions with Company A ceased, the Strategic Review Committee directed Defendant J. McAdams to continue looking into strategic alternatives. But the S-4 does not disclose the exact authority and responsibilities of the Strategic Review Committee. And on November 5, 2020, the Board decided to reactivate the Strategic Review Committee. The S-4 does not disclose when the Strategic Review Committee had been deactivated, the basis for doing so, or the authority and responsibilities of the reactivated Strategic Review Committee.

Anworth Mortgage had valuation discussions with Company A as part of negotiations towards a potential transaction. The S-4 does not disclose information about these valuation discussions, including whether Company A had made a proposal to acquire Anworth Mortgage and the valuation of Anworth Mortgage implied. Of eight parties in communication with the Company about a potential transaction between May and August 2020, “some” submitted verbal proposals that the Board deemed insufficient to justify further discussions. The S-4 does not disclose the number of verbal proposals received, the terms of the proposals, or the implied valuation of Anworth Mortgage from the proposals. On October 6, 2020, Credit Suisse informed the Board that it had had discussions with 13 parties, received verbal proposals from four parties, and proposals from Company B, Company C, Company D and Ready Capital. The S-4 does not disclose if this information differs from the parties that submitted proposals between May and August 2020, nor the terms of the verbal proposals or the implied valuation of the Company from those proposals. On August 19, 2020, the Board instructed Credit Suisse to conduct a broader marketing process. The S-4 fails to disclose the number of parties contacted by Credit Suisse as part of this broader process or the number that entered into confidentiality or non-disclosure agreements with the Company. Anworth Mortgage entered into confidentiality and non-disclosure agreements with six potential parties between May 2020 and August 2020. The S-4 fails to state whether those agreements are still in effect and whether they contain standstill provisions that preclude the parties from making a superior proposal for the Company. The S-4 also fails to disclose the basis for some of the agreements differing significantly from each other. For example, the agreement with Ready Capital has a two-year term, while the agreement with Company D has an 18-month term. The agreement with Company E has only a 12-month term. The S-4 does not disclose the reason for such differing terms amongst the parties, nor whether and how the confidentiality or non-disclosure agreements differ in other ways. The Company entered into a new mutual non-disclosure agreement with Ready Capital in connection with the exclusivity agreement, which was entered into on November 9, 2020. The new agreement, signed on November 8, 2020, had a term of 18 months, and included a standstill provision that prevented each party from soliciting an acquisition proposal from any other party. The S-4 fails to disclose the basis for entering into such a standstill provision during a sales process, and whether the terms of the standstill provision fell away or were waived once the Merger Agreement was signed. Credit Suisse provided the Board and the Strategic Review Committee with its analyses throughout the process, yet those analyses were not disclosed. That includes the key assumptions and other considerations related to the proposals by Company B, Company C and Company D as discussed with the Board on September 21, 2020; the financial analysis of the various proposals as discussed at the Board meeting on October 6, 2020; the summaries of proposals and differences in valuation methodologies discussed at the Board meeting on October 27, 2020; and the financial analysis of the Merger Consideration and Ready Capital as provided to the Board on December 4, 2020. In addition, Credit Suisse discussed third party valuation reports and sum-of-the-parts analyses to validate Anworth Mortgage and Ready Capital’s respective book value, yet those analyses were not disclosed. The Company executed an engagement letter with Credit Suisse on July 24, 2019. The S-4 does not disclose whether the Board or Strategic Review Committee reviewed Credit Suisse’s potential conflicts after this point. Indeed, the S-4 notes that Credit Suisse performed services for Ready Capital’s manager in the two years prior to the date of its fairness opinion. The S-4 fails to disclose whether Credit Suisse performed these services while retained by Anworth Mortgage and while Ready Capital was a part of the sales process. The S-4 further fails to disclose whether Credit Suisse provided services to Ready Capital or Anworth Mortgage in the two years prior to rendering its fairness opinion and, if so, the compensation received for those services. This information is necessary to provide Company stockholders a complete and accurate picture of the sales process and its fairness. Without this information, Plaintiff and the other Anworth Mortgage stockholders were not fully informed as to the defendants’ actions, including those that may have been taken in bad faith, and cannot fairly assess the process. And without all material information, Plaintiff and the Anworth Mortgage stockholders are unable to make a fully informed decision in connection with the Proposed Transaction and face irreparable harm, warranting the injunctive relief sought herein. In addition, the Individual Defendants knew or recklessly disregarded that the S-4 omits the material information concerning the Proposed Transaction and contains the materially incomplete and misleading information discussed above. Specifically, the Individual Defendants undoubtedly reviewed the contents of the S-4 before it was filed with the SEC. Indeed, as directors of the Company, they were required to do so. The Individual Defendants thus knew or recklessly disregarded that the S-4 omits the material information referenced above and contains the incomplete and misleading information referenced above. Further, the S-4 indicates that on December 6, 2020, Credit Suisse reviewed with the Board its financial analysis of the Proposed Transaction and delivered to the Board an oral opinion, which was confirmed by delivery of a written opinion of the same date, to the effect that the Proposed Transaction was fair, from a financial point of view, to Anworth Mortgage stockholders. Accordingly, the Individual Defendants undoubtedly reviewed or were presented with the material information concerning Credit Suisse’s financial analyses which has been omitted from the S-4, and thus knew or should have known that such information has been omitted. Plaintiff and the other Anworth Mortgage stockholders are immediately threatened by the wrongs complained of herein, and lack an adequate remedy at law. Accordingly, Plaintiff seeks injunctive and other equitable relief to prevent the irreparable injury that Plaintiff and the Company’s stockholders will continue to suffer absent judicial intervention. CLAIMS FOR RELIEF COUNT I Against All Defendants for Violations of Section 14(a) of the Exchange Act and Rule 14a-9 Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. Defendants have filed the S-4 with the SEC with the intention of soliciting Anworth Mortgage stockholder support for the Proposed Transaction. Each of the Individual Defendants reviewed and authorized the dissemination of the S-4, which fails to provide the material information referenced above. In so doing, Defendants made materially incomplete and misleading statements and/or omitted material information necessary to make the statements made not misleading. Each of the Individual Defendants, by virtue of their roles as officers and/or directors of Anworth Mortgage, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, provides that such communications with stockholders shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9. Specifically, and as detailed above, the S-4 violates Section 14(a) and Rule 14a-9 because it omits material facts concerning: (i) management’s financial projections; (ii) the value of Anworth Mortgage shares and the financial analyses performed by Credit Suisse in support of its fairness opinion; and (iii) the sales process. Moreover, in the exercise of reasonable care, the Individual Defendants knew or should have known that the S-4 is materially misleading and omits material information that is necessary to render it not misleading. The Individual Defendants undoubtedly reviewed and relied upon the omitted information identified above in connection with their decision to approve and recommend the Proposed Transaction; indeed, the S-4 states that Credit Suisse reviewed and discussed its financial analyses with the Board during various meetings including on December 6, 2020, and further states that the Board relied upon Credit Suisse’s financial analyses and fairness opinion in connection with approving the Proposed Transaction. The Individual Defendants knew or should have known that the material information identified above has been omitted from the S-4, rendering the sections of the S-4 identified above to be materially incomplete and misleading. The misrepresentations and omissions in the S-4 are material to Plaintiff and the other Anworth Mortgage stockholders, who will be deprived of their right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the vote on the Proposed Transaction. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict.

COUNT II Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act Plaintiff incorporates each and every allegation set forth above as if fully set forth herein. The Individual Defendants acted as controlling persons of Anworth Mortgage within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Anworth Mortgage and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the S-4 filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading. Each of the Individual Defendants was provided with or had unlimited access to copies of the S-4 and other statements alleged by Plaintiff to be misleading prior to the time the S-4 was filed with the SEC and had the ability to prevent the issuance of the statements or cause the statements to be corrected. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The omitted information identified above was reviewed by the Board prior to voting on the Proposed Transaction. The S-4 at issue contains the unanimous recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were, thus, directly involved in the making of the S-4.

In addition, as the S-4 sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The S-4 purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff will be irreparably harmed. RELIEF REQUESTED WHEREFORE, Plaintiff demands injunctive relief in his favor and against the Defendants jointly and severally, as follows: Preliminarily and permanently enjoining Defendants and their counsel, agents, employees and all persons acting under, in concert with, or for them, from filing an amendment to the S-4 with the SEC or otherwise disseminating an amendment to the S-4 to Anworth Mortgage stockholders unless and until Defendants agree to include the material information identified above in any such amendment; Preliminarily and permanently enjoining Defendants and their counsel, agents, employees and all persons acting under, in concert with, or for them, from proceeding with, consummating, or closing the Proposed Transaction, unless and until Defendants disclose the material information identified above which has been omitted from the S-4;

In the event that the transaction is consummated prior to the entry of this Court’s final judgment, rescinding it or awarding Plaintiff rescissory damages; Directing the Defendants to account to Plaintiff for all damages suffered as a result of their wrongdoing; Awarding Plaintiff the costs and disbursements of this action, including reasonable attorneys’ and expert fees and expenses; and Granting such other and further equitable relief as this Court may deem just and proper. JURY DEMAND Plaintiff demands a trial by jury. Dated: January 19, 2021ROWLEY LAW PLLC S/ Shane T. Rowley Shane T. Rowley (SR-0740) Danielle Rowland Lindahl 50 Main Street, Suite 1000 White Plains, NY 10606 Tel: (914) 400-1920 Fax: (914) 301-3514 Email: srowley@rowleylawpllc.com Email: drl@rowleylawpllc.com Attorneys for Plaintiff